Exhibit 99.1

At Agenus, we believe

activating our own body’s

natural mechanisms is a

a powerful way to treat

disease.

Corporate Presentation

February 2014

This presentation contains forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including the factors described under the Risk Factors section of our most recent annual or quarterly report and any subsequent periodic reports on Form 8-K that we have filed with the Securities and Exchange Commission and made available on our website at www.agenusbio.com. When evaluating Agenus’ business and prospects, careful consideration should be given to these risks and uncertainties. These statements speak only as of the date of this document, and Agenus undertakes no obligation to update or revise these statements. This presentation and the information contained herein do not constitute an offer or solicitation of an offer for sale of any securities. 2

Forward-Looking Statement (I)

Forward-Looking Statement (II)

On 1/13/14, Agenus announced a definitive agreement to acquire 4-Antibody. Agenus expects this transaction to close in February 2014, subject to customary closing conditions. This presentation contains information on the future combined organization. Please refer to form 8-K filed on 1/13/14 for further information regarding this transaction. 3

Overview

Focus on immuno-oncology and infectious diseases

Three immune activating platforms

– Checkpoint Antibody (4-Antibody AG)

– Vaccine

– Adjuvant

Key corporate partners

– GSK & Pfizer/Janssen

Research collaborators

Ludwig Institute, Memorial Sloan-Kettering Cancer Center (MSKCC), & National Cancer Institute (NCI)

Partnering opportunities with 4-Antibody platform

– At least one collaboration in 2014

Headquarters, R&D, and cGMP facility in Lexington, MA with offices in NY, NY; and Jena, Germany and Basel, Switzerland (4-Antibody)

– ~110 employees

Recent Strategic Acquisition

Definitive agreement for privately held 4-Antibody AG (1/13/14)

Platform for rapid discovery and optimization of fully-human antibodies against a wide array of molecular targets

– Six lead checkpoint programs

GITR, OX40, CTLA-4, PD-1, TIM-3 and LAG-3

– Proprietary mammalian B cell platform generates fully human antibodies with desirable drug-like behavior

Transaction terms

– $10M in shares of AGEN common stock

– Contingent payments (~$40M cash or stock) upon milestone achievements tied to market cap appreciation

– Subject to customary closing conditions

Transforming Cancer Treatment

Immune Checkpoint Field

– Unprecedented results

– Unblocking or reactivating the immune system

– Single agents, checkpoint combinations and checkpoint combinations with other agents

BMS is leader with Yervoy/ipilimumab and nivolumab

– Yervoy is “game changer” for metastatic melanoma

Merck and Genentech/Roche following with PD-1 and PDL-1 targeting antibodies

> $35B market estimates for immunotherapies (checkpoint agents, vaccines and cell therapy) over next decade*

– Anticipated to become backbone treatment >60% of cancers

*Research report titled “Immunotherapy – The Beginning of the End for Cancer” issued by analysts at U.S. bank Citigroup on May 22, 2013

Three Immune Activating Platforms

21 clinical programs

4 in Phase 3

Partners: GSK and PFE/Janssen

Opportunity for significant royalty income

Heat shock Protein vaccine platform

Glioblastoma (Phase 2 NCI- sponsored study)

Genital herpes (Phase 2)

QS-21 stimulon® Adjuvant

Fully human antibody platform

4-Antibody:

GITR and OX40 checkpoint agonists

CTLA-4, PD-1, TIM-3, LAG-3 checkpoint inhibitors

Partnership opportunities for portfolio programs

Robust Pipeline of Programs

PLATFORM

DISEASE/TARGET PARTNER(S) PRECLINICAL PH1 PH2 PH3 UPCOMING MILESTONES

QS-21

Stimulon*

Adjuvant Malaria

Non-small cell lung cancer

Melanoma

Shingles

Alzheimer’s disease

Genital herpes(HerpV)

16 undisclosed programs GSK

GSK

GSK

GSK

Pfizer/Janssen

Partnered BLA filling 2014

Ph 3 data 1H 2014

Ph 3 data 2015

Ph 3 data 2015

Ph 2 data 2014+

Ph 2 booster data 1h 2014

Clinical data 2014

Heat Shock

Protein

Vaccines Glioma**(recurrent)

Glioma** (newly diagnose) NCI study readout 2016

FDA meeting 1h 2014

Check point

Antibodies

[pending completion of 4-Antibody

Acquisition] GITR (agonist)

OX40 (agonist)

CTLA-4 (antagonist)

PD-1 (antagonist)

TIM-3 (antagonist)

LAG-3 (antagonist)

Several IND Fillings 2015

*Agenus is entitled to receive milestone payments and royalties from corporate partners.

**Glioblastoma multiforme

Leadership

Garo H. Armen, PhD Reiner Laus, MD

– Chairman & CEO – Strategic Advisor

Jonae R. Barnes Janice McCourt

– Vice President, Investor Relations & – Vice President, Business

Corporate Communications Development

Ozer Baysal Stephen Monks, PhD

– Chief Business Officer – Vice President, Manufacturing,

Robert Burns, PhD Process & Analytical Technologies

– CEO 4-Antibody • Robert Stein, MD, PhD

John Cerio – Chief Scientific Officer

– Vice President, Human Resources • Karen Valentine, JD

& Administration – Vice President & General Counsel

Christine Klaskin Kerry Wentworth

– Vice President, Finance & Principal – Vice President, Clinical, Regulatory,

Financial Officer & Quality

4-ANTIBODY

Monoclonal Antibody Platform & Immune Checkpoint Antibody Programs

Immune Checkpoints

Activation

GITR

CD137

OX40

CD27

CD28

ICOS

LAG-3

TIM-3

PD-1

PD-1

CTLA-4

CTL

lpilimumab

Inhibition

Six Lead Checkpoint Programs

Activation

GITR

CD137

OX40

CD27

CD28

ICOS

LAG-3

TIM-3

PD-1

CTLA-4

Lpilimumab

Ag

CTL

Antag

Inhibition

4-Antibody Overview

Powerful platform to efficiently generate optimized fully-human monoclonal antibodies against a wide array of targets

Combinatorial libraries displaying ~billion diverse antibodies on mammalian lymphocytes

Recapitulates natural process

Highly effective to find many antibodies to targets of interest

Uses retroviruses for high-efficiency, rapid engineering

Attractive pharmaceutical characteristics

Agenus & 4-Antibody Complementarity

Activity Agenus 4-Antibody Academic Labs

Immuno-oncology***

Cancer vaccines**

Checkpoint modulators**

Clinical Development**

Translational medicine/biomarkers***

Antibody generation*

Antibody characterization**

CMC/Manufacturing/cGMP*

Checkpoint Development Programs

Six programs targeting key checkpoints

Complementary ways to activate specific T-cell responses

Applicable to numerous cancers and infections

GITR and CTLA-4 at candidate selection stage

OX40, PD-1, TIM-3 and LAG-3 checkpoint programs nearing candidate selection

Central to rapidly evolving cancer treatment paradigms

Collaborations with world class researchers and clinicians

The Ludwig Institute and MSKCC

Integral to selection of candidates and translational development

Goal: create & advance best-in-class immune activators

HEAT SHOCK PROTEIN VACCINES

Prophage Series & HerpV

Prophage Series Vaccines

- Standard of care surgery is performed to remove tumor tissue
- Tumor is shipped frozen to Agenus in Lexington, MA, USA
- Prophage Series vaccine is produced while the patient recovers from surgery (~3 to 4 weeks) – shelf life of 24 months
- Products are shipped frozen to the hospital pharmacy or clinician
- Prophage Series vaccines are given as simple intradermal injections


Agenus Manufacturing Facility
FedEx

agenus

17

Newly Diagnosed GBM Results

Prophage Series Data Superior to Historical Controls

Median PFS Median Survival

Data Set

(months)(months)

Prophage G-100 17.8 23.3

Radiation/Temodar® 6.9 14.6;

(Stupp et al., NEJM 2005) 15.8 in resected pts.

Radiation/Temodar® (control arm in 6.2 16.7

AVAglio study of Avastin)

(Plenary Session, ASCO 2013)

Gliadel® 5.9 13.9

(Westphal et al., Neuro-oncology)

Avastin® 10.6 16.8

(Plenary Session, ASCO 2013)

Recurrent GBM Results

Surgical Patients Receiving Prophage Vaccine Living Longer than with Other Treatments

Data Set Median Survival 6-Month Survival

(Weeks) Rate

Prophage G-200* 42.6 90.2%

Gliadel 39.8 62%

(Kumar et al., 2010)

NABTC Phase 2 trials from 31.4 ** 56%*

Feb. 1998 – Nov. 2008

(Clarke et al., 2011)

UCSF Contemporary 32.8 68%

Control Database***

*Bloch et al. 2013.Neuro-oncology **From Table 4, combined data with surgery ***N=86, Jan. 2005 – Aug. 2009, recurrent GBM with surgery, median age = 53 years, all pts with primary GBM,all previously received Stupp protocol, none received G-200,median KPS = 90

Prophage Series G-200 Next Steps

Large-scale Phase 2 trial of Prophage in combination with Avastin® in recurrent GBM patients underway

– 222 patients, randomized

– Largest NCI-sponsored vaccine trial in brain cancer

– Largest study of Avastin and a vaccine

– Potential for registration

Andrew Parsa, MD, PhD, lead clinical investigator, chair of neurological surgery at Northwestern Memorial Hospital and Northwestern University

Expanded to over 550 clinical sites (NCI and RTOG)

Results anticipated 2016

NCI Study Trial Design


RECURRENT GBM
≥90% RESECTION; KPS>70
PATH CONFIRMED GBM
MANUFACTURE ≥ 6 vials
RANDOMIZE
Prophage + bevacizumab
Prophage alone followed by bevacizumab at progression
bevacizumab alone
18 Months Follow up
SURVIVAL

1º Endpoint: Overall survival

2º Endpoints: Safety and Progression Free Survival

Number of Patients: 222 (74 per arm)

agenus

21

Immune Therapy Optimization in GBM

Prophage Series demonstrates promising results in patients with GBM

Gliomas promote immunosuppressive check point activation* with signals of poorer outcomes

Improved outcomes anticipated with a combination of Prophage Series and checkpoint inhibitors, e.g. PD-1, PDL-1, and CTLA-4 antagonists

– Relevance extends beyond GBM

*Bloch et al. 2013 Clin Cancer Res Published

Effect of Monocyte B7-H1 (PDL-1)

% Progression Free

1.0

0.8

0.6

0.4

0.2

0.0

0

5

10

15

20

25

30

P=0.004

Low B7-H1 Expression

High B7-H1 Expression

Time (months)

Conclusions

Prophage shows promising results in patients with GBM

Improved outcomes anticipated with a combination of

Prophage Series and checkpoint inhibitors, e.g. PD-1,

PDL-1, and CTLA-4 antagonists

– Potentially applicable to a broad range of cancers

– Phase 2 study initiated with Prophage and Yervoy (CTLA-4)

for treatment of metastatic melanoma at University of Texas

– Opportunity for combinations with other checkpoint programs

Phase 1-2 Melanoma Study

Patient (01-007) With a Complete Response

Before 16 Months 32 Months

Prophage Post-Treatment Post-Treatment

Of 45 patients treated, 2 reported a complete response and 6 patients had stable disease.

Belli F et al., J Clin Oncol 2002;20:4169-4180

Genital Herpes Overview

Market opportunity >$1 Billion

Disease demographics

– At least 60 million Americans/Europeans affected

– The most prevalent viral STD

– 80% of patients suffer symptomatic recurrences

Currently approved drugs

– Reduce disease severity without affecting reservoir of latent virus

– Partial impact on disease transmission

– Lack of cellular immunity

Medical need for therapeutics to better control symptoms and/or reduce transmission

HerpV with QS-21 Stimulon®

Recombinant (defined composition) therapeutic vaccine

One of most clinically advanced therapeutic herpes vaccines

Polyvalent—contains 32 HSV-2 peptide antigens

Phase 1 data published in the scientific journal Vaccine

– 100% of patients receiving HerpV+QS-21 had CD4+ T-cell response

– 75% had CD8+ T-cell response

Phase 2, randomized, double-blind, multicenter

– 80 patients

– Measuring viral shedding, viral load, outbreaks and immune responses

Positive Preliminary HerpV Phase 2 Results

Statistically significant reduction in viral shedding; study’s primary endpoint before booster

– 15% viral shedding reduction(P=0.015)

– 34% viral load reduction (P=0.08)

– Booster and immune response data 1H’14

HerpV was generally well tolerated

Reduction in viral shedding considered important surrogate for reduction in recurrent outbreaks

Commercial/partnering strategies to be assessed based on assessment of further clinical results and target patient profiles

QS-21 STIMULON® ADJUVANT

Strengthens and broadens immune responses to vaccine antigens

QS-21 Stimulon®Adjuvant

Corporate partners

– GSK and Janssen

Unique adjuvant extracted from soap bark tree

Strong antibody and cell-mediated immune responses

Extensive clinical experience; safe and well tolerated with > 50,000 patients treated

21 vaccines candidates in clinical trials

– 4 Phase 3 programs; results expected 2014/2015

– 17 Phase 1 and Phase 2 programs

– 13 additional preclinical programs

Potential for milestones and significant royalties

CORPORATE SUMMARY

Financials and Milestones

Balance Sheet (as of 9/30/13)

($ millions)

Cash and short-term investments $30.2

Other current assets 0.7

Net plant and equipment 2.9

Other long-term assets 3.9

Total assets $37.7

Current liabilities $ 9.7

Long-term liabilities 11.3

Contingent royalty consideration 19.6

Stockholders’ equity (2.9)

Total liabilities and stockholders’ equity $37.7

Expected Milestones

Close 4-Antibody acquisition

Selection of two lead checkpoint candidates (GITR, CTLA-4) and additional development candidates 1H’14

Booster results from Phase 2 HerpV study for genital herpes 1H’14

GSK Phase 3 results for MAGE-A3 in NSCLC 1H 2014

– 2,270 patients; largest NSCLC study conducted

GSK BLA filing for RTS,S for malaria in Africa; launch expected 2015

– Milestone payment for filing; royalties upon launch

At least one corporate collaboration for checkpoint program

At Agenus, we believe 3 Forbes Road activating our own body’s Lexington, MA 02421-7305 natural mechanisms is a a powerful way to treat T: 781.674.4400 disease www.agenusbio.com